UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

BIOMX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

850 New Burton Road, Suite 201, Dover, DE 19904

(Address of principal executive offices)

972 52 437 4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On July 1, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of BiomX Inc. (the “Company”) determined, and the Board subsequently ratified and confirmed, to dismiss Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited (“PwC”), as the Company’s independent registered public accounting firm. The dismissal of PwC became effective automatically upon, and simultaneously with, the effectiveness of the engagement of Barzily & Co., Certified Public Accountants (Isr.) (“Barzily”), described under Item 4.01(b) below, which occurred on July 1, 2026 (such date, the “Dismissal Date”).

The reports of PwC on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2024 and December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that each such report included an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern.

The decision to dismiss PwC was recommended and approved by the Audit Committee and was ratified and approved by the Board.

During the Company’s two most recent fiscal years ended December 31, 2024 and December 31, 2025, and the subsequent interim period through the Dismissal Date, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports.

During the Company’s two most recent fiscal years ended December 31, 2024 and December 31, 2025, and the subsequent interim period through the Dismissal Date, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the disclosures set forth in this Item 4.01(a) and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether PwC agrees with the statements made herein and, if not, stating the respects in which it does not agree. The Company will file such letter as Exhibit 16.1 to an amendment to this Current Report on Form 8-K within two business days of the Company’s receipt thereof.

(b) Engagement of New Independent Registered Public Accounting Firm.

On July 1, 2026, the Audit Committee approved, and the Board ratified and confirmed, the engagement of Barzily as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026, effective as of July 1, 2026. Barzily’s engagement is memorialized in an engagement letter dated June 16, 2026, executed by the Chairperson of the Audit Committee on behalf of the Company on July 1, 2026.

During the Company’s two most recent fiscal years ended December 31, 2024 and December 31, 2025, and the subsequent interim period prior to Barzily’s engagement, neither the Company nor anyone on its behalf consulted with Barzily regarding either (i) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Barzily that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized..

BIOMX INC

Date: July 2, 2026

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Chief Executive Officer

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